UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Offer and Sale of Equity Units

On May 6, 2008, Legg Mason, Inc. (the “Company”) made available to investors a prospectus supplement, dated May 6, 2008, and a prospectus, dated May 6, 2008, with respect to the issuance by the Company of 20,000,000 equity units (“Equity Units”).  The Equity Units were offered and sold pursuant to an underwriting agreement dated May 6, 2008 (the “Underwriting Agreement”) among the Company and the underwriters named therein (the “Underwriters”).  The Underwriters have a 13-day option to purchase up to an additional 3,000,000 Equity Units, solely to cover over-allotments, if any.

Each Equity Unit has a stated amount of $50 and is initially comprised of (i) a purchase contract which will obligate the holder to purchase from the Company, no later than June 30, 2011, a certain number of shares of the Company’s common stock, $0.10 par value, for $50; and (ii) a 1/20, or 5%, undivided beneficial interest in $1,000 principal amount of the Company’s 5.60% senior notes due June 30, 2021 (the “Notes”).  Holders of the Equity Units will be entitled to receive quarterly contract adjustment payments of a rate of 1.40% per year of the stated amount of $50 per unit.

The Notes were issued pursuant to an indenture, dated May 12, 2008 (the “Base Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”), as amended and supplemented by a supplemental indenture dated as of May 12, 2008 (the “First Supplemental Indenture”) between the Company and the Trustee.  The Company filed the Base Indenture on May 6, 2008 with the Securities and Exchange Commission (the “Commission”) as Exhibit 4(a) to the Company’s Form S-3.

The purchase contracts are being issued pursuant to a Purchase Contract and Pledge Agreement, dated as of May 12, 2008 (the “Purchase Contract and Pledge Agreement”), among the Company, The Bank of New York, in its capacity as the purchase contract agent, and The Bank of New York, in its capacity as the collateral agent, custodial agent and securities intermediary.  Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligation to purchase the shares of common stock under the purchase contracts.  The Notes will be remarketed, subject to certain terms and conditions, prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, The Bank of New York, as purchase contract agent, and a reset agent and remarketing agent to be designated by the Company.

This Current Report on Form 8-K is being filed to satisfy the requirement to file copies of certain agreements executed in connection with the issuance and the offering of the Equity Units.

The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement which is attached hereto as Exhibit 1.1, the Purchase Contract and Pledge Agreement, a form of which is attached hereto as Exhibit 4.1, the form of Corporate Units and Treasury Units which is attached hereto as Exhibit 4.2, the First Supplemental Indenture, a form of which is attached hereto as Exhibit 4.3, the form of Note which is attached hereto as Exhibit 4.4 and the Base Indenture previously filed with the Commission as described above.

April 9, 2008 Credit Agreement Amendment No. 3 and Term Loan Amendment No. 2

On April 9, 2008, the Company, as Borrower; Citibank, N.A., as Administrative Agent (“Citibank”); and the other banks thereto, entered into Amendment No. 3 (“Credit Agreement Amendment No. 3”) to the unsecured Five-Year Revolving Credit Agreement (the “Revolving Credit Agreement”), dated October 14, 2005, among the Company; Citibank; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (collectively, the “Lenders”).  In addition, on April 9, 2008, the Company, Citibank and the other banks thereto, entered into Amendment No. 2 (“Term Loan Amendment No. 2,” and, together with Credit Agreement Amendment No. 3, the “April 9 Amendments”) to the unsecured Term Loan Agreement (the “Term Loan Agreement”), dated October 14, 2005, among the Company and the Lenders.  Each of the April 9 Amendments excludes from Consolidated EBITDA, for purposes of the calculation of the financial covenants, up to a certain amount of cash charges, as well as any cash gains, related to asset-backed securities held by funds managed by the Company or any of its subsidiaries.  Each of the April 9 Amendments also excludes, for purposes of the calculation of the financial covenants and the lien covenant, certain non-recourse indebtedness.

May 7, 2008 Credit Agreement Amendment No. 4 and Term Loan Amendment No. 3

On May 7, 2008, the Company, as Borrower; Citibank; and the other banks thereto, entered into Amendment No. 4 (“Credit Agreement Amendment No. 4”) to the Revolving Credit Agreement.  In addition, on May 7, 2008, the Company, Citibank and the other banks thereto, entered into Amendment No. 3 (“Term Loan Amendment No. 3,” and, together with Credit Agreement Amendment No. 4, the “May 7 Amendments”) to the Term Loan Agreement.  The May 7 Amendments exclude, for calculation of the leverage ratio, the Equity Units (as defined below) to the extent accorded equity treatment by the ratings agencies, as well as the Company’s 6-3/4% Senior Notes due July 2, 2008 (the “Senior Notes”) to the extent such notes have been defeased or satisfied and discharged in full.  Each of the May 7 Amendments also excludes, for purposes of the lien covenant, any amounts held in an escrow or trust account for purposes of defeasing or discharging in full the Senior Notes.

Amendment to Note Purchase Agreement

On May 5, 2008, the Company entered into an amendment of the note purchase agreement (the “Note Purchase Agreement”), dated as of January 14, 2008, by and among the Company, an affiliate of Kohlberg Kravis Roberts & Co. L.P. (“KKR”), the other purchasers named therein, and, for certain limited purposes, KKR, in respect of the Company’s 2.5% Convertible Senior Notes due 2015.  The amendment excludes, for calculation of the debt incurrence covenant, the Equity Units, certain non-recourse debt, contingent obligations related to assets in which funds managed by the Company or any of its subsidiaries have invested, as well as certain other amounts.

The foregoing descriptions of the April 9 Amendments, the May 7 Amendments and the amendment to the Note Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the amendment and agreement documents, which are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

1.1

Underwriting Agreement, dated May 6, 2008, among Legg Mason Inc. and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed on Schedule I thereto.

4.1

Form of Purchase Contract and Pledge Agreement, among Legg Mason, Inc. and The Bank of New York as Purchase Contract Agent and The Bank of New York as Collateral Agent, Custodial Agent and Securities Intermediary.

4.2	Form of Corporate Units and Treasury Units (included in Exhibit 4.1).

4.3	Form of First Supplemental Indenture, between Legg Mason, Inc. and The Bank of New York, as Trustee.

4.4	Form of 5.60% senior notes due June 30, 2021 (included in Exhibit 4.3).

99.1	Note Purchase Agreement, dated January 14, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P.

2

(incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 14, 2008)

99.2

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on October 14, 2005)

99.3

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on October 14, 2005)

99.4

Amendment, dated May 5, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P., to the note purchase agreement, dated as of January 14, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P., filed herewith

99.5

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.6

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.7

Amendment No. 3 to the 5-Year Revolving Credit Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.8

Amendment No. 4 to the 5-Year Revolving Credit Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.9

Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.10	Amendment No. 2 to the Term Loan Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.11	Amendment No. 3 to the Term Loan Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date:	May 12, 2008	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

1.1

Underwriting Agreement, dated May 6, 2008, among Legg Mason Inc. and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed on Schedule I thereto.

4.1

Form of Purchase Contract and Pledge Agreement, among Legg Mason, Inc. and The Bank of New York as Purchase Contract Agent and The Bank of New York as Collateral Agent, Custodial Agent and Securities Intermediary.

4.2	Form of Corporate Units and Treasury Units (included in Exhibit 4.1).

4.3	Form of First Supplemental Indenture, between Legg Mason, Inc. and The Bank of New York, as Trustee.

4.4	Form of 5.60% senior notes due June 30, 2021 (included in Exhibit 4.3).

99.1

Note Purchase Agreement, dated January 14, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P. (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 14, 2008)

99.2

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on October 14, 2005)

99.3

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on October 14, 2005)

99.4

Amendment, dated May 5, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P., to the note purchase agreement, dated as of January 14, 2008, by and among Legg Mason, Inc., the purchasers named therein, and for limited purposes, Kohlberg Kravis Roberts & Co. L.P., filed herewith

99.5

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.6

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.7

Amendment No. 3 to the 5-Year Revolving Credit Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.8

Amendment No. 4 to the 5-Year Revolving Credit Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.9

Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company’s Current Report on Form 8-K for the event on January 3, 2008)

99.10	Amendment No. 2 to the Term Loan Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith

99.11	Amendment No. 3 to the Term Loan Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto, filed herewith